Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED TERM LOAN AGREEMENT

Dated as of February 11, 2016

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) among AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO SMT, LLC, a Delaware limited liability company, AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO WSC, LLC, a Delaware limited liability company, AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO NBL, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT CY FLGAZ OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT SHS FLGAZ OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT FTWIN001 OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT RI FTWIN OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT BTRLA001 OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT FIS BTRLA OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT SHS BTRLA OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT TPS BTRLA OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT MDFOR001 OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT ELPTX001 OWNER, LP, a Delaware limited partnership, ARC HOSPITALITY NBL MNTCA001 OWNER, LP, a Delaware limited partnership, ARC HOSPITALITY NBL HYP SCHIL OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY NBL HH ATLGA OWNER, LLC, a Delaware limited liability company, and ARC HOSPITALITY NBL CY CBSOH OWNER, LLC, a Delaware limited liability company (collectively, the “Borrowers”), AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation (the “Parent Guarantor”), AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”, and, together with the Parent Guarantor, the “Guarantors”), and DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) for one or more lenders (collectively, the “Lenders”).

PRELIMINARY STATEMENTS:

(1)                The Borrower, the Guarantors, the Administrative Agent, and the Lenders, have entered into an Amended and Restated Term Loan Agreement dated as of October 15, 2015 (the “Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan Agreement.

(2)                The parties to the Loan Agreement have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.           Amendments to Loan Agreement. Upon the occurrence of the Amendment Effective Date (as defined in Section 4 below), the Loan Agreement will be deemed amended as follows:

(a)                The references to “$450,000,000” in (i) the definition of Loan in Section 1.01 of the Loan Agreement and (ii) Schedule I to the Loan Agreement, are hereby deleted and replaced with references to “$293,400,000”.

(b)                The Loan Agreement is hereby amended by deleting Schedule II (Assets) in its entirety and replacing it with a new Schedule II (Assets) in the form of Annex A hereto.

SECTION 2.           Other Amendments; Purchase Agreements/Seller Financing Documents. (a) The parties hereto further agree that each of American Realty Capital Hospitality Portfolio SMT, LLC, American Realty Capital Hospitality Portfolio WSC, LLC, and American Realty Capital Hospitality Portfolio NBL, LLC, each a Delaware limited liability company and currently a Borrower under the Loan Agreement, is effective as of the Amendment Effective Date deemed removed as a Borrower under the Loan Agreement and the other Loan Documents, and shall have no further right to borrow, or any liability or obligation to perform any of the Obligations, under the Loan Agreement or the other Loan Documents.

(b) From and after the Amendment Effective Date, the Loan Parties shall provide to the Administrative Agent, upon reasonable request, any additional documents, supplements, modifications or assignments executed by any Loan Party in respect of the purchase agreements or seller financing documents related to the acquisition and financing (or proposed acquisition and financing) by the applicable Loan Parties of the properties listed on Annex B hereto.

SECTION 3.           Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a)                The representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) to which it is a party are true and correct in all material respects on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

(b)                Such Loan Party has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment.

(c)                This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(d)                The execution and delivery of this Amendment does not (i) contravene any provision of the organizational documents of such Loan Party or its general partner or managing member or (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party.

(e)                The Loan Parties are in compliance with the covenants contained in Section 5.04(b) and (c) of the Loan Agreement.

(f)                 The Loan Parties have provided to the Administrative Agent copies, certified by the applicable Loan Parties as correct and complete, of all purchase and sale agreements and seller financing documents (including all modifications and assignments in respect of any of the same) related to the acquisition and financing (or proposed acquisition and financing) by the applicable Loan Parties of the properties listed on Annex B hereto.

(g)                The Loan Parties are not aware of any matter that is reasonably expected to occur within the next ninety (90) days that would reasonably be expected to be a Material Adverse Change.

(h)                No Default or Event of Default has occurred and is continuing, or would result from the entering into of this Amendment by any Loan Party.

SECTION 4.           Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a)                The Administrative Agent shall have received on or before the Amendment Effective Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender:

(i)                 This Amendment duly executed by the Loan Parties and the other parties hereto.

(ii)               Certified copies of the resolutions of the Board of Directors of the Parent Guarantor on its behalf and on behalf of each Loan Party for which it is the ultimate signatory approving the transactions contemplated by this Amendment and each Loan Document to which it or such Loan Party is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions under this Amendment and each Loan Document to which it or such Loan Party is or is to be a party.

(iii)             A certificate signed by a Responsible Officer of the Borrowers, dated the Amendment Effective Date, stating that as of the Amendment Effective Date the applicable Loan Parties are in compliance with the covenants contained in Section 5.04(b) and (c) of the Loan Agreement, together with supporting information in form satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants.

(iv)              All governmental and third party consents and approvals necessary in connection with the transactions contemplated by this Amendment shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by this Amendment.

(v)                Any additional information or documentation reasonably requested by the Administrative Agent or the Lenders.

(b)                The Borrowers shall have paid all accrued fees of the Administrative Agent and the Lenders and all reasonable, out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) in connection with the Loan, this Amendment and the transactions contemplated by the Loan Documents.

(c)                The representations and warranties set forth in each of the Loan Documents and in this Amendment shall be correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be correct in all respects) on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(d)                No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

SECTION 5.           Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended and modified by this Amendment.

(b)                This Amendment shall constitute a Loan Document.

(c)                The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)                This Amendment shall not extinguish the obligations for the payment of money outstanding under the Loan Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Loan Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents, except as expressly set forth in Section 2 hereof.

SECTION 6.           Ratification. The Loan Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or Secured Party under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

SECTION 7.           Costs and Expenses. The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Loan Agreement.

SECTION 8.           Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.           Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO SMT, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO WSC, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO NBL, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY SMT CY FLGAZ OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

Signature Page to Amendment No. 1 to the Amended and Restated Term Loan Agreement

ARC HOSPITALITY SMT SHS FLGAZ OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY SMT FTWIN001 OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY SMT RI FTWIN OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY SMT BTRLA001 OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY SMT FIS BTRLA OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

Signature Page to Amendment No. 1 to the Amended and Restated Term Loan Agreement

ARC HOSPITALITY SMT SHS BTRLA OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY SMT TPS BTRLA OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY SMT MDFOR001 OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY SMT ELPTX001 OWNER, LP,
a Delaware limited partnership

By: ARC Hospitality SMT NTC Owner GP, LLC,
a Delaware limited liability company, its general partner

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY NBL MNTCA001 OWNER, LP,
a Delaware limited partnership

By: ARC Hospitality NBL NTC Owner GP, LLC,
a Delaware limited liability company, its general partner

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

Signature Page to Amendment No. 1 to the Amended and Restated Term Loan Agreement

ARC HOSPITALITY NBL HYP SCHIL OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY NBL HH ATLGA OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY NBL CY CBSOH OWNER, LLC,
a Delaware limited liability company

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Authorized Signatory

Signature Page to Amendment No. 1 to the Amended and Restated Term Loan Agreement

ADMINISTRATIVE AGENT:
DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ Murray Mackinnon
Name: Murray Mackinnon
Title: Vice President

Signature Page to Amendment No. 1 to the Amended and Restated Term Loan Agreement

CONSENT

Dated as of February 11, 2016

Each of the undersigned, as a Guarantor under the Amended and Restated Term Loan Agreement dated as of October 15, 2015, among (i) AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO SMT, LLC, a Delaware limited liability company, AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO WSC, LLC, a Delaware limited liability company, AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO NBL, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT CY FLGAZ OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT SHS FLGAZ OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT FTWIN001 OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT RI FTWIN OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT BTRLA001 OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT FIS BTRLA OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT SHS BTRLA OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT TPS BTRLA OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT MDFOR001 OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY SMT ELPTX001 OWNER, LP, a Delaware limited partnership, ARC HOSPITALITY NBL MNTCA001 OWNER, LP, a Delaware limited partnership, ARC HOSPITALITY NBL HYP SCHIL OWNER, LLC, a Delaware limited liability company, ARC HOSPITALITY NBL HH ATLGA OWNER, LLC, a Delaware limited liability company, and ARC HOSPITALITY NBL CY CBSOH OWNER, LLC, a Delaware limited liability company, (ii) AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation (the “Parent Guarantor”), AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”, and, together with the Parent Guarantor, each individually, a “Guarantor”), and (iii) DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for one or more lenders, and the other parties thereto (the “Loan Agreement”), hereby consents to the Amendment No. 1 to the Loan Agreement dated as of the date hereof (the “Amendment”), and hereby confirms and agrees that notwithstanding the effectiveness of the Amendment, the Guaranty contained in the Loan Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the Amendment, each reference in the Loan Documents to “Loan Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Loan Agreement, as amended and modified by the Amendment.

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Consent Signature Page to Amendment No. 1 to the Amended and Restated Term Loan Agreement

GUARANTORS:

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation

By:
Name:
Title:

AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

Signature Page to Amendment No. 1 to the Amended and Restated Term Loan Agreement

ANNEX A

SCHEDULE II

1. Courtyard Flagstaff, 2650 S. Beulah Blvd., Flagstaff, Arizona 86001 (Coconino County)

2. Springhill Suites, 2455 S. Beulah Blvd., Flagstaff, Arizona 86001 (Coconino County)

3. Hampton Inn, 8219 West Jefferson Blvd., Fort Wayne, Indiana 46804 (Allen County)

4. Residence Inn, 7811 West Jefferson Blvd., Fort Wayne, Indiana 46804 (Allen County)

5. DoubleTree by Hilton Hotel, 4964 Constitution Avenue, Baton Rouge, Louisiana 70808 (East Baton

Rouge Parish)

6. Fairfield Inn & Suites, 7959 Essen Park Avenue, Baton Rouge, Louisiana 70809 (East Baton Rouge

Parish)

7. Springhill Suites, 7979 Essen Park Avenue, Baton Rouge, Louisiana 70809 (East Baton Rouge Parish)

8. TownePlace Suites, 8735 Summa Avenue, Baton Rouge, Louisiana 70809 (East Baton Rouge Parish)

9. Hampton Inn, 1122 Morrow Road, Medford, Oregon 97504 (Jackson County)

10. Hampton Inn & Suites, 6635 Gateway Boulevard West, El Paso, Texas 79925 (El Paso County)

11. Fairfield Inn & Suites, 6851 Tower Road, Denver, Colorado 80249 (Denver County)

12. Hampton Inn, 1620 Oakridge Drive, Fort Collins, Colorado 80525 (Larimer County)

13. Hilton Garden Inn, 2821 East Harmony Road, Fort Collins, Colorado 80528 (Larimer County)

14. Springhill Suites, 18350 East 68th Avenue, Denver, Colorado 80249 (Denver County)

15. Fairfield Inn & Suites, 311 North Riverpoint Boulevard, Spokane, Washington 99202 (Spokane

County)

16. Fairfield Inn & Suites, 14595 NE 29th Place, Bellevue, Washington 98007 (King County)

17. Hilton Garden Inn, 1000 Aguajito Road, Monterey, California 93940 (Monterey County)

18. Hyatt House Atlanta Cobb Galleria, 3595 Cumberland Boulevard, Atlanta, Georgia 30339 (Fulton

County)

19. Hyatt Place, 1851 McConnor Parkway, Schaumburg, Illinois 60173 (Cook County)

20. Courtyard Columbus Downtown, 35 West Spring Street, Columbus, Ohio 43215 (Adams County)

A-1

ANNEX B

SUMMIT 3 PROPERTIES

1. Fairfield Inn & Suites, 6851 Tower Road, Denver, Colorado 80249 (Denver County)

2. Hampton Inn, 1620 Oakridge Drive, Fort Collins, Colorado 80525 (Larimer County)

3. Hilton Garden Inn, 2821 East Harmony Road, Fort Collins, Colorado 80528 (Larimer County)

4. Springhill Suites, 18350 East 68th Avenue, Denver, Colorado 80249 (Denver County)

5. Fairfield Inn & Suites, 311 North Riverpoint Boulevard, Spokane, Washington 99202 (Spokane County)

6. Fairfield Inn & Suites, 14595 NE 29th Place, Bellevue, Washington 98007 (King County)

B-1